                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 26, 1999
                                                  -------------



                                  Hauser, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)



          Colorado                      0-17174              84-0926801
          --------                      -------              ----------
(State or other jurisdiction       (Commission File         (IRS Employer
     of incorporation)                  Number)           Identification No.)



5555 Airport Boulevard
Boulder, Colorado                                                    80301
-----------------------                                              -----
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code: (303) 443-4662
                                                    --------------

Item 8. Change in Fiscal Year
        ---------------------

     On July 26, 1999, the board of directors of Hauser, Inc. (the "Company"), voted to change the Company's fiscal year from a year ending April 30 to a year ending March 31. The Company intends to file a report on Form 10-K for the eleven-month transition period ending March 31, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Hauser, Inc.


Dated: September 9, 1999                By: /s/ Ralph Heimann
                                            ------------------------------
                                        Name:  Ralph Heimann
                                        Title: Secretary